                                                                    Exhibit 99.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the undersigned,  Robert K. Hynes, Vice President-Finance of WHX Corporation,  a
Delaware  corporation  (the "Company"),  does hereby certify,  to his knowledge, that:

The  Quarterly  Report on Form 10-Q for the  quarter  ended June 30, 2002 of the
Company (the "Report") fully complies with the  requirements of Section 13(a) or
15(d) of the Securities  Exchange Act of 1934, and the information  contained in the Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                            /s/ Robert K. Hynes
                                            --------------------------
                                            Robert K. Hynes
                                            Vice President-Finance
                                            August 8, 2002